UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2025

Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(888) 229-3682
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On February 5, 2025, Azenta, Inc. (“Azenta” or the “Company”) announced via press release its financial results for the first quarter ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of the Company was held on January 30, 2025. The stockholders elected each of the Company’s nominees for director; approved, by a non-binding advisory vote, the overall compensation of the Company’s named executive officers; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2025 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 17, 2024. The results are as follows:

1.	Election of Directors

Nominees	For	Withhold	Broker Non-Votes

Frank E. Casal	40,270,036	1,118,898	2,108,951
William L. Cornog	40,704,931	684,003	2,108,951
Robyn C. Davis	40,014,750	1,374,184	2,108,951
Dipal Doshi	40,704,986	683,948	2,108,951
Quentin Koffey	40,428,183	960,751	2,108,951
Martin Madaus	35,483,624	5,905,310	2,108,951
Alan J. Malus	40,436,417	952,517	2,108,951
John P. Marotta	40,714,271	674,663	2,108,951
Erica J. McLaughlin	40,883,928	505,006	2,108,951
Tina S. Nova	40,879,808	509,126	2,108,951

2.	Approval, by a non-binding advisory vote, of the overall compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
40,649,757	228,004	511,173	2,108,951

3.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered accounting firm for the 2025 fiscal year.

For	Against	Abstain
43,348,676	124,367	24,842

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Earnings press release issued on February 5, 2025 by Azenta, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: February 5, 2025	Jason W. Joseph
Senior Vice President, General Counsel and Secretary